UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

CORILLIAN CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 0-29291

Oregon (State or other jurisdiction of incorporation or organization)	91-1795219 (I.R.S. Employer Identification No.)

3400 NW John Olsen Place Hillsboro, Oregon (Address of principal executive offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 629-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 20, 2004, Corillian Corporation issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

Exhibit	Description
99.1	Press Release issued on October 20, 2004 by Corillian Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2004

CORILLIAN CORPORATION

By:	/s/ PAUL K. WILDE

Paul K. Wilde
Chief Financial Officer

CORILLIAN CORPORATION

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued on October 20, 2004 by Corillian Corporation